UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Enovis Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2025. The final results for each proposal are set forth below:

Proposal 1- Election of Directors:

The Company’s stockholders elected nine directors to the Board (to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified). The votes regarding this proposal were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Barbara W. Bodem	50,389,032	46,982	41,228	1,714,700
Liam J. Kelly	50,361,887	71,570	43,785	1,714,700
Angela S. Lalor	50,246,980	189,025	41,237	1,714,700
Philip A. Okala	50,388,477	47,399	41,366	1,714,700
Christine Ortiz	50,371,680	52,528	53,034	1,714,700
A. Clayton Perfall	49,602,784	833,018	41,440	1,714,700
Brady Shirley	50,046,653	389,413	41,446	1,714,700
Rajiv Vinnakota	49,629,719	806,216	41,307	1,714,700
Sharon Wienbar	50,129,644	306,543	41,055	1,714,700

Proposal 2- Ratification of appointment of independent registered accounting firm:

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The votes regarding this proposal were as follows:

For	Against	Abstain
51,602,749	546,062	43,131

Proposal 3- Advisory vote on the executive compensation of the named executive officers:

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
49,556,825	872,557	47,860	1,714,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025

ENOVIS CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President and
Chief Legal Officer